Shareholders’ Equity	12 Months Ended
Dec. 31, 2024
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 11 - SHAREHOLDERS’ EQUITY

Mingteng International is authorized to issue 5,000,000,000 ordinary shares of $0.00001 par value.

In accordance with the relevant PRC laws and regulations, Mingteng International’s subsidiaries in the PRC are required to provide for certain statutory reserves, which are appropriated from net profits as reported in accordance with PRC accounting standards. Mingteng International’s subsidiaries in the PRC are required to allocate at least 10% of their after-tax profits to a statutory reserve until such reserve has reached 50% of their respective registered capital. Appropriations to other types of reserves in accordance with relevant PRC laws and regulations are to be made at the discretion of the board of directors of each entity in the PRC. The statutory reserves are restricted from being distributed as dividends under PRC laws and regulations. As of December 31, 2022, statutory reserves had reached 50% of their respective registered capital. The balance of total statutory reserves remained $465,572 after December 31, 2022.

On April 22, 2024, Mingteng International completed its initial public offering on the Nasdaq Stock Market, issuing 1,050,000 Ordinary Shares with a par value of US$0.00001 per share and offering price at $4.00 per share, with gross proceeds of $4.20 million. On May 10, 2024, additional shares of 157,500 were issued related to the over-allotment arrangement, par value of US$0.00001 per share and offering price at $4.00 per share, with gross proceeds of $0.63 million. After deducting underwriting discounts, offering expenses and deferred offering costs, the Company received total net proceeds of approximately $3,293,096.

In connection with the initial public offering and the subsequent over-allotment offering, the Company also issued warrants to underwriters for the Ordinary shares purchase option.

From April 2024 to May 2024, in connection with the initial public offering and the subsequent over-allotment offering, Warrants were granted to underwriters to purchase up to 52,500 Ordinary shares and 7,875 Ordinary shares, respectively, at $4.80 per share, which were exercisable from October 14, 2024 to April 17, 2029. The warrants can be purchased in cash or via the cashless exercise option.

In the fiscal year of 2024, 26,250 Underwriter Warrants were exercised for the issuance of 12,100 Ordinary shares through cashless exercise, with 34,125 Underwriter Warrants left unexercised as of December 31, 2024.

The summary of warrant activities for the year ended December 31, 2024 was as follows, no activities existed for the years ended December 31, 2023 and 2022.

	Ordinary Shares Number Outstanding	Weighted Average Exercise Price	Contractual Life in Years
Warrants Outstanding as of December 31, 2023	-	$-	-
Warrants Exercisable as of December 31, 2023	-	-	-
Warrants Granted	60,375	4.80	-
Warrants Exercised	26,250	4.80	-
Warrants Expired	-	-	-

Warrants Outstanding as of December 31, 2024	34,125	4.80	4.95
Warrants Exercisable as of December 31, 2024	34,125	$4.80	4.95